                                                                      EXHIBIT 99

                           BANC OF AMERICA SECURITIES

                                                     Bank of America Corporation
--------------------------------------------------------------------------------
RMBS NEW ISSUE TERM SHEET

EQCC HOME EQUITY LOAN TRUST
EQCC HOME EQUITY LOAN ASSET BACKED CERTIFICATES
SERIES 1999-2
CLASSES A-1F, A-2F, A-3F, A-4F, A-5F, A-6F & A-1A
$870,766,765 (APPROXIMATE)

MAY 21, 1999


--------------------------------------------------------------------------------





Banc of America Securities LLC
-------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

EQCC HOME EQUITY LOAN TRUST, SERIES 1999-2
Class A-1F, A-2F, A-3F, A-4F, A-5F, A-6F & A-1A Certificates
$870,766,765 (approximate)
-------------------------------------------------------------------------------

                              OFFERED CERTIFICATES


                                                                    PRINCIPAL    PRINCIPAL    FINAL        FINAL
                     EXPECTED                 AVERAGE   MODIFIED     WINDOW       WINDOW    SCHEDULED      LEGAL
         CLASS       RATINGS     APPROXIMATE   LIFE     DURATION  (TO MATURITY)  (TO CALL)   PAYMENT      MATURITY       *SPREAD
CLASS  DESCRIPTION S&P/MOODY'S     SIZE       (YEARS)   (YEARS)     IN MONTHS    IN MONTHS     DATE         DATE        REQUIREMENT
------------------------------------------------------------------------------------------------------------------------------------
A-1F      SEQ        AAA/Aaa     287,000,000     0.95     0.90         1-19         1-19     01/25/2001   02/25/2010       [3.40%]
A-2F      SEQ        AAA/Aaa     138,000,000     2.00     1.84        19-29        19-29     11/25/2001   06/25/2011       [3.40%]
A-3F      SEQ        AAA/Aaa     175,000,000     3.16     2.79        29-49        29-49     07/25/2003   08/25/2022       [3.40%]
A-4F      SEQ        AAA/Aaa      95,000,000     5.09     4.20        49-79        49-79     01/25/2006   08/25/2027       [3.40%]
A-5F      SEQ        AAA/Aaa      48,183,698     6.61     5.14       79-359        79-79     01/25/2006   06/25/2029       [3.40%]
A-6F      NAS        AAA/Aaa      82,500,000     6.15     4.84       37-128        37-79     02/25/2010   02/25/2010       [3.40%]
A-1A    Floater      AAA/Aaa      45,083,067     2.56     2.25        1-347         1-79     06/25/2006   06/25/2029       [3.40%]

* The initial spread requirement will be 0.0% increasing to [3.40]% of the original unpaid principal balance. Beginning month 31 the spread requirement will be [6.80]% based on the current unpaid principal balance.

FIXED RATE CERTIFICATES

1. Classes A-1F through A-6F are sequential pay and are backed by the Fixed Rate Mortgage Loan Group.

2. Classes A-1F through A-6F are payable monthly starting in July 1999 with fixed pass-through rates calculated on a (30/360) basis accruing from 6/l/99.

3. The Class A-6F will pay sequentially until the Principal Balance of such Class has been reduced to zero. The Lockout Percentage for each Payment Date is as follows: 0% to month 36; 45% from months 37 to 60; 80% from months 61 to 72; 100% from months 73 to 84; and 300% thereafter.

4. Optional Call is 10% of the aggregate Principal Balance of the Mortgage Loans. If the Optional Call is not exercised by the Servicer, the coupon on the Class A-5F will increase by 0.50%.

5. Fixed Rate Mortgage Loan Group pricing speed: 125% Prepayment Assumption, where 100% Prepayment Assumption is equal to 4.0% CPR in month 1, and an additional 1.8182% in each month thereafter until month 12; on and thereafter, 24% CPR.

6.   Classes A-1F, A-2F, A-3F, A-4F, and A-6F are priced to maturity.

7.   The Class A-5F is priced to call.


  ADJUSTABLE RATE CERTIFICATES:

1.   The Class A-lA is backed by the Adjustable Rate Mortgage Loan Group.

2. The Class A-lA is payable monthly (actual/360) starting in July 1999 with accrual from Closing Date. The Class A-1A resets monthly to One-Month LIBOR plus [ ]%.

3. The Class A-1A is subject to a Class A-1A Net Funds Cap Rate, as described herein.

4. Optional Call is 10% of the aggregate Princial Balance of the Mortgage Loans. If the Optional Call is not exercised by the Servicer, the margin on the Class A-1A Certificates will double.

5. Adjustable Rate Mortgage Loan Group pricing speed: 30% CPR beginning in month 1.


6.   The Class A-1A is priced to to call.



Banc of America Securities LLC
-------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

EQCC HOME EQUITY LOAN TRUST, SERIES
1999-2 Class A-1F, A-2F, A-3F, A-4F, A-5F, A-6F & A-1A Certificates $870,766,765 (approximate)
-------------------------------------------------------------------------------

                                  PAYMENT RULES

                                             Group 1: Fixed                    Group 2: Arm
                  INITIAL SIZING
                      100%              A-1F(AAA)        Interest            A-1A
                                        A-2F(AAA)     A-6F (AAA) NAS        (AAA)       Interest
    Rules                               A-3F(AAA)                           (AFC)
    1,2,                                A-4F(AAA)
    3 & 4                               A-5F(AAA)

                           Ambac Assurance Corporation
                              (Certificate Insurer)
                                (Spread Account)

                       0%            Class X


- RULE 1: Each Class of Class A Certificates, from the           - RULE 2: Class A-6F  receives no principal payments
  amounts attributable to the related Mortgage Loan                until the Step Down Period or the date at which
  Group, is entitled to receive the related Class A                Class A-1F through Class A-5F have been reduced to
  Principal Remittance Amount. Each Class of Class A               zero.
  Certificates, from the amounts attributable to the             - RULE 3: Excess Interest is used to pay the Spread
  related Mortgage Loan Group, is entitled to receive              Account.
  the related Interest Remittance Amount.                        - RULE 4: After the Spread Account Requirement is
                                                                   satisfied, Excess Interest is paid to the Class X
                                                                   Certificate.


Banc of America Securities LLC
-------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

EQCC HOME EQUITY LOAN TRUST, SERIES 1999-2
Class A-1F, A-2F, A-3F, A-4F, A-5F, A-6F & A-1A Certificates
$870,766,765 (approximate)
-------------------------------------------------------------------------------

                                SUMMARY OF TERMS

DEPOSITORS:    EQCC Receivables Corporation and EQCC Asset Backed Corporation
               are wholly owned subsidiaries of EquiCredit Corporation, which itself is an indirect wholly owned subsidiary of Bank of America
               Corporation.

SERVICER:      EquiCredit Corporation of America, a wholly owned subsidiary of
               EquiCredit Corporation, which itself is an indirect wholly owned subsidiary of Bank of America Corporation.

               As of March 31, 1999, EquiCredit serviced a total loan portfolio of 150,805 mortgage loans, having an aggregate unpaid principal balance of $8.0 billion. EquiCredit's portfolio consists of loans serviced for itself as well as investors consisting primarily of major commercial banks, savings and loan associations, brokerage houses and Fannie Mae.

TRUSTEE:       U.S. Bank National Association

OFFERING:      Public; subject to a variance of plus or minus 5.0%.

MANAGERS:      Banc of America Securities LLC (Lead and Book Manager)
               Merrill Lynch & Co.

EXPECTED
CUT-OFF DATE:  June 1, 1999

EXPECTED
PRICING DATE:  May [ ], 1999

EXPECTED
CLOSING DATE:  June 17, 1999

SETTLEMENT:    Fixed Rate Certificates settle with accrued interest.
               Adjustable Rate Certificates settle flat; without accrued interest.

REGISTRATION:  Certificates will be available in book-entry form through DTC,
               Euroclear or CEDEL.

PAYMENT DATE:  The 25th of each month (or net succeeding business day), beginning July 26, 1999.

INTEREST
REMITTANCE
AMOUNT: With respect to each Payment Date and each Class of Class A Certificates, interest accrued during the Accrual Period at the related Pass-Through Rate on the related Principal Balance outstanding on the immediately preceding Payment Date or the related Original Principal Balance, in the case of the initial Accrual Period.

ACCRUAL
PERIOD: Each period relating to the accrual of interest. Interest on each Class of Fixed Rate Certificates will accrue from and including the first day of each month, commencing June 1, 1999 to and including the last day of such month. Interest on the Class A-1A Certificates will accrue from and including the Closing Date, in the case of the initial Payment Date, or from and including the most recent Payment Date on which interest has been paid, to but excluding the next succeeding Payment Date.


Banc of America Securities LLC
-------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

EQCC HOME EQUITY LOAN TRUST, SERIES 1999-2
Class A-1F, A-2F, A-3F, A-4F, A-5F, A-6F & A-1A
Certificates $870,766,765 (approximate)
-------------------------------------------------------------------------------

INTEREST CALCULATION:   The Class A-1F through A-6F Certificates are payable
(FIXED RATE             monthly starting in July 1999 with fixed Pass-Through
CERTIFICATES)           Rates calculated on a (30/360) basis. If the Optional
                        Call is not exercised by the Servicer, the coupon on the Class A-5F will increase by 0.50%.

AVAILABLE
FUNDS CAP:              All Fixed Rate Certificate coupons may be subject to the
(FIXED RATE             Fixed Rate Net Funds Cap Rate. The Fixed Rate Net Funds
CERTIFICATES)           Cap Rate is a rate equal to the weighted average of the
                        Mortgage Interest Rates on the Mortgage Loans in the
                        Fixed Rate Mortgage Loan Group less the sum of the Servicing Fee and the Certificate Insurer Fee (together, the "Ongoing Fees").

INTEREST CARRYOVER:     The Fixed Rate Interest Carryover for any Payment Date
(FIXED RATE             and any Class of Fixed Rate Certificates will equal (i)
CERTIFICATES)           the difference between (a) the amount of interest such
                        Class would be entitled to receive on such Payment Date without regard to the applicable Fixed Rate Net Funds
                        Cap Rate and (b) the amount of interest actually distributed to such Class on such Payment Date, plus
                        (ii) the portion of any amount calculated pursuant to clause (i) remaining unpaid from prior Payment Dates
                        (and interest accrued thereon at the applicable
                        Pass-Through Rate).

INTEREST CALCULATION:   The Class A-lA Certificates are payable monthly starting
(ADJUSTABLE RATE        in July 1999 and reset monthly on an actual/360 basis to
CERTIFICATES)           One-Month LIBOR plus [ ]%. If the Optional Call is not
                        exercised by the Servicer, the margin on the Class A-1A
                        Certificates will double.

AVAILABLE
FUNDS CAP:              The Class A-1A Certificates will be subject to a Class
(ADJUSTABLE RATE        A-1A Net Funds Cap Rate equal to the weighted average
CERTIFICATES)           of the Mortgage Interest Rates on the Mortgage Loans
                        in the Adjustable Rate Mortgage Loan Group as of the first day of the related Accrual Period less: (a) an amount, expressed as an annual percentage rate across the mortgage pool balance, equal to the sum of the Servicing Fee and the Certificate Insurer Fee (together, the "Ongoing Fees") with respect to the first twelve
                        Accrual Periods or (b) the sum of the amount in (a) plus
                        0.50% per annum, with respect to each subsequent Accrual
                        Period.

INTEREST CARRYOVER:     The Adjustable Rate Interest Carryover for any Payment
(ADJUSTABLE RATE        Date shall equal (i) the difference between (a) the
CERTIFICATES)           amount of interest the Class A-lA Certificates would be
                        entitled to receive on such Payment Date without regard to the Net Funds Cap Rate and (b) the amount of interest actually distributed to the Class A-1A Certificates, plus (ii) the portion of any amount calculated and unpaid from prior payment dates (and interest accrued at the then applicable Class A-lA Certificate rate).

OPTIONAL CALL:          10% optional clean-up call.

DENOMINATIONS:          $1,000 minimum and integral multiples of $1 in excess
                        thereof

TAX STATUS:             REMIC

ERISA: ERISA eligible. Prospective investors that are pension plans should consult their own counsel with respect to an investment in the Offered Certificates.

SMMEA: The Offered Certificates WILL NOT constitute "mortgage related securities" for purposes of SMMEA.

CERTIFICATE
INSURER: Ambac Assurance Corporation ("Ambac"); Ambac's financial strength is rated "AAA" by Standard & Poor's Rating Service, "Aaa" by Moody's Investors Service and "AAA" by Fitch IBCA, Inc.


Banc of America Securities LLC
-------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

EQCC HOME EQUITY LOAN TRUST, SERIES 1999-2
Class A-1F, A-2F, A-3F, A-4F, A-5F, A-6F & A-1A Certificates
$870,766,765 (approximate)
-------------------------------------------------------------------------------
SECURITIES
INSURANCE POLICY:       The Securities Insurance Policy will provide 100%
                        coverage of timely interest and ultimate principal payments due on the Certificates.

RATING AGENCIES:        S&P and Moody's.

INITIAL MORTGAGE
LOAN GROUPS:            The statistical information presented in this Term Sheet
                        regarding the Initial Mortgage Loans is based on balances as of May 12, 1999. The Initial Mortgage Loans consist of conventional, fully amortizing, first and second lien, fixed and adjustable rate closed end, one- to four-family residential mortgage loans. The total
                        Initial Mortgage Loans will consist of 13,221 loans, with a principal balance of approximately $870,766,767.
                        The Initial Mortgage Loans have been divided into two separate mortgage loan groups. The Fixed Rate Mortgage
                        Loan Group will consist of 12,770 fixed rate, agency conforming balance mortgage loans with a principal balance of approximately $825,683,699. The Adjustable
                        Rate Mortgage Loan Group will consist of 451 adjustable rate mortgage loans with a principal balance of approximately $45,083,068.

FINAL MORTGAGE
LOAN GROUPS:            Final Mortgage Loan Groups will be based on balances as
                        of June 1, 1999. The collateral compositions of the pools are expected to be similar to the Initial Mortgage
                        Loan Groups.

CONTACT:                Banc of America Securities LLC
                        Mortgage Syndicate
                        Chris Hentemann            (email: chrishe@ncmi.com)
                        Bill Hale                  (email: billh@ncmi.com)
                        Mark Ryan                  (email: mark.ryan@ncmi.com)
                        Alex Cha                   (email: alex.i.cha@ncmi.com)
                        (704) 386-7744
                        (704) 335-5904             (Fax)


Banc of America Securities LLC
-------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

EQCC HOME EQUITY LOAN TRUST, SERIES 1999-2
Class A-1F, A-2F, A-3F, A-4F, A-5F, A-6F & A-1A Certificates
$870,766,765 (approximate)
--------------------------------------------------------------------------------

                          DESCRIPTION OF THE COLLATERAL
                         Fixed Rate Mortgage Loan Group

SUMMARY

                                                                 TOTAL                   MINIMUM              MAXIMUM
                                                            ---------------             ---------           -----------
Cut-off Date Aggregate Principal Balance                    $825,683,698.82
Number of Loans                                                      12,770
Average Original Loan Balance                                    $64,767.83             $6,300.00           $283,500.00
Average Current Loan Balance                                     $64,658.08             $1,400.71           $283,500.00
Weighted Average Combined Current LTV                                 79.85%                 3.36%               100.00%
Weighted Average Gross Coupon                                         10.28%                 5.75%                19.45%
Weighted Average Remaining Term to Maturity (months)                 219.21                    10                   360
Weighted Average Original Term (months)                              219.99                    24                   360
Weighted Average Credit Score*                                          614


                                                                            PERCENT OF
                                                                           CUT-OFF DATE
                                             RANGE                       PRINCIPAL BALANCE
                                            -------                      -----------------
Level Pay Mortgage Loans                                                           56.56%
Balloon Mortgage Loans                                                             43.44%

Lien Position                                First                                 90.92%
                                             Second                                 9.08%

Property Type                                Single Family                         86.35%
                                             2-4 Family                            10.35%
                                             Condominium                            1.23%
                                             Townhouse                              1.21%
                                             Manufactured                           0.58%
                                             Others                                 0.28%

Occupancy Status                             Owner Occupied                        91.93%
                                             Non-owner Occupied                     2.22%
                                             Second Home                            5.85%

Geographic Concentration                     New York                              10.65%
                                             Ohio                                  10.57%
                                             Florida                               10.14%
                                             Pennsylvania                           7.83%
                                             Illinois                               5.22%
                                             Other                                 55.58%

Credit Grade                                 A                                     53.48%
                                             B                                     28.76%
                                             C                                     17.22%
                                             D                                      0.55%

   99.74% of the Fixed Rate Mortgage Loans have Credit Scores.



Banc of America Securities LLC
-------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

EQCC HOME EQUITY LOAN TRUST, SERIES 1999-2
Class A-1F, A-2F, A-3F, A-4F, A-5F, A-6F & A-1A Certificates
$870,766,765 (approximate)
-------------------------------------------------------------------------------

                          DESCRIPTION OF THE COLLATERAL
                         FIXED RATE MORTGAGE LOAN GROUP

CUT-OFF DATE PRINCIPAL BALANCE

                                                                                        PERCENT OF FIXED RATE
   RANGE OF CUT-OFF DATE              NUMBER OF           AGGREGATE CUT-OFF DATE        GROUP BY CUT-OFF DATE
    PRINCIPAL BALANCES              MORTGAGE LOANS            PRINCIPAL BALANCE           PRINCIPAL BALANCE
-------------------------           --------------        ----------------------        ---------------------
      $0.01 to 20,000.00                  834                $13,217,908.89                    1.60%
  20,000.01 to 30,000.00                1,497                 38,943,328.89                    4.72
  30,000.01 to 40,000.00                1,630                 57,625,487.73                    6.98
  40,000.01 to 50,000.00                1,723                 77,688,289.55                    9.41
  50,000.01 to 60,000.00                1,570                 86,825,763.62                   10.52
  60,000.01 to 70,000.00                1,197                 77,879,179.68                    9.43
  70,000.01 to 80,000.00                  937                 70,468,618.44                    8.53
  80,000.01 to 90,000.00                  723                 61,505,044.36                    7.45
 90,000.01 to 100,000.00                  586                 55,840,472.48                    6.76
100,000.01 to 110,000.00                  420                 44,103,900.35                    5.34
110,000.01 to 120,000.00                  412                 47,400,691.84                    5.74
120,000.01 to 130,000.00                  264                 32,996,201.27                    4.00
130,000.01 to 140,000.00                  231                 31,203,233.73                    3.78
140,000.01 to 150,000.00                  199                 28,937,765.74                    3.50
150,000.01 to 160,000.00                  1ll                 17,294,169.56                    2.09
160,000.01 to 170,000.00                   87                 14,372,354.12                    1.74
170,000.01 to 180,000.00                   97                 17,038,322.86                    2.06
180,000.01 to 190,000.00                   52                  9,626,179.66                    1.17
190,000.01 to 200,000.00                   86                 16,937,751.68                    2.05
200,000.01 to 225,000.00                   61                 12,947,574.72                    1.57
225,000.01 to 250,000.00                   41                  9,626,294.50                    1.17
250,000.01 to 275,000.00                    8                  2,081,915.15                    0.25
275,000.01 to 300,000.00                    4                  1,123,250.00                    0.14
                                        -----               ---------------                  ------
          Total                        12,770               $825,683,698.82                  100.00%
                                       ======               ===============                  ======





Banc of America Securities LLC
-------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

EQCC HOME EQUITY LOAN TRUST, SERIES 1999-2
Class A-1F, A-2F, A-3F, A-4F, A-5F, A-6F & A-1A Certificates
$870,766,765 (approximate)
--------------------------------------------------------------------------------

                          DESCRIPTION OF THE COLLATERAL
                         FIXED RATE MORTGAGE LOAN GROUP

STATE OR TERRITORY CONCENTRATION



                                                                              PERCENT OF FIXED RATE
                             NUMBER OF           AGGREGATE CUT-OFF DATE       GROUP BY CUT-OFF DATE
STATE OR TERRITORY        MORTGAGE LOANS            PRINCIPAL BALANCE           PRINCIPAL BALANCE
------------------        --------------         -----------------------      ---------------------
New York                         920                 $87,934,178.86                   10.65%
Ohio                           1,352                  87,310,860.42                   10.57
Florida                        1,454                  83,749,400.61                   10.14
Pennsylvania                   1,134                  64,640,474.52                    7.83
Illinois                         608                  43,101,013.81                    5.22
Michigan                         565                  35,929,936.33                    4.35
Maryland                         466                  29,420,674.68                    3.56
Massachusetts                    408                  28,633,798.65                    3.47
Connecticut                      334                  27,387,383.97                    3.32
Indiana                          490                  24,699,423.88                    2.99
Tennessee                        363                  22,037,184.15                    2.67
California                       352                  21,049,670.64                    2.55
North Carolina                   320                  19,349,773.05                    2.34
Rhode Island                     256                  19,008,174.38                    2.30
Georgia                          310                  18,336,663.21                    2.22
Virginia                         297                  18,117,187.24                    2.19
Arizona                          236                  17,954,727.65                    2.17
South Carolina                   292                  17,477,152.38                    2.12
Louisiana                        320                  16,891,822.01                    2.05
Minnesota                        258                  16,666,607.72                    2.02
Others*                        2,035                 125,987,590.66                   15.26
                              ------                ---------------                  ------
          TOTAL               12,770                $825,683,698.82                  100.00%
                              ======                ===============                  ======

*  State or Territory Concentration less than or equal to 2.0%






Banc of America Securities LLC
-------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

EQCC HOME EQUITY LOAN TRUST, SERIES 1999-2
Class A-1F, A-2F, A-3F, A-4F, A-5F, A-6F & A-1A Certificates
$870,766,765 (approximate)
-------------------------------------------------------------------------------

                          DESCRIPTION OF THE COLLATERAL
                         FIXED RATE MORTGAGE LOAN GROUP

COMBINED LOAN-TO-VALUE

                                                                            PERCENT OF FIXED RATE
 RANGE OF COMBINED             NUMBER OF          AGGREGATE CUT-OFF DATE    GROUP BY CUT-OFF DATE
LOAN-TO-VALUE RATIOS        MORTGAGE LOANS           PRINCIPAL BALANCE        PRINCIPAL BALANCE
--------------------        --------------        ----------------------   -----------------------
 0.01% to 5.00%                    2               $      6,346.92                 0.00%
 5.01% to 10.00%                   1                     10,893.37                 0.00
10.01% to 15.00%                   8                    304,002.37                 0.04
15.01% to 20.00%                  13                    338,898.16                 0.04
20.01% to 25.00%                  36                  1,093,730.18                 0.13
25.01% to 30.00%                  47                  1,733,426.36                 0.21
30.01% to 35.00%                  69                  2,366,920.26                 0.29
35.01% to 40.00%                  96                  4,200,739.12                 0.51
40.01% to 45.00%                 ill                  4,260,155.82                 0.52
45.01% to 50.00%                 177                  7,783,472.32                 0.94
50.01% to 55.00%                 198                  9,284,090.73                 1.12
55.01% to 60.00%                 317                 16,737,963.92                 2.03
60.01% to 65.00%                 497                 27,994,586.03                 3.39
65.01% to 70.00%                 793                 47,852,756.71                 5.80
70.01% to 75.00%               1,242                 82,405,243.45                 9.98
75.01% to 80.00%               3,031                207,631,185.13                25.15
80.01% to 85.00%               3,008                212,082,025.06                25.69
85.01% to 90.00%               2,075                147,690,172.70                17.89
90.01% to 95.00%                 610                 36,841,555.35                 4.46
95.01% to 100.00%                439                 15,065,534.86                 1.82
                              ------               ---------------               ------
      TOTAL                   12,770               $825,683,698.82               100.00%
                              ======               ===============               ======


CREDIT SCORE

                                                                           PERCENT OF FIXED RATE
    RANGE OF                 NUMBER OF          AGGREGATE CUT-OFF DATE     GROUP BY CUT-OFF DATE
 CREDIT SCORES            MORTGAGE LOANS         PRINCIPAL BALANCE           PRINCIPAL BALANCE
 -------------            --------------        ----------------------     ---------------------
   675+                       1,977                $126,252,166.73                15.29%
   650-674                    1,573                  99,541,266.55                12.06
   625-649                    1,839                 120,471,148.06                14.59
   600-624                    1,834                 122,950,472.62                14.89
   575-599                    1,947                 127,769,520.72                15.47
   550-574                    1,605                 104,357,725.39                12.64
   525-549                    1,271                  79,036,348.36                 9.57
   500-524                      686                  42,814,754.57                 5.19
   <500                           6                     355,963.70                 0.04
   Unknown                       32                   2,134,332.12                 0.26
                             ------                ---------------               ------
       TOTAL                 12,770                $825,683,698.82               100.00%
                             ======                ===============               ======




Banc of America Securities LLC
-------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

EQCC HOME EQUITY LOAN TRUST, SERIES 1999-2
Class A-1F, A-2F, A-3F, A-4F, A-5F, A-6F & A-1A Certificates
$870,766,765 (approximate)
-------------------------------------------------------------------------------

                          DESCRIPTION OF THE COLLATERAL
                         FIXED RATE MORTGAGE LOAN GROUP

RANGE OF MORTGAGE INTEREST RATES

                                                                                   PERCENT OF FIXED RATE
   RANGE OF MORTGAGE                NUMBER OF          AGGREGATE CUT-OFF DATE      GROUP BY CUT-OFF DATE
    INTEREST RATES               MORTGAGE LOANS          PRINCIPAL BALANCE           PRINCIPAL BALANCE
   -----------------             --------------        ----------------------      ----------------------
   Less than 6.501%                    31                 $2,693,239.43               0.33%
   6.501% to 6.750%                    30                  2,420,564.03               0.29
   6.751% to 7.000%                    47                  4,210,518.09               0.51
   7.001% to 7.250%                    52                  4,899,671.02               0.59
   7.251% to 7.500%                    87                  7,627,494.34               0.92
   7.501% to 7.750%                   149                 12,331,227.98               1.49
   7.751% to 8.000%                   203                 18,940,424.40               2.29
   8.001% to 8.250%                   155                 13,195,291.09               1.60
   8.251% to 8.500%                   363                 28,877,660.46               3.50
   8.501% to 8.750%                   381                 31,788,105.83               3.85
   8.751% to 9.000%                   490                 40,549,258.19               4.91
   9.001% to 9.250%                   468                 37,828,834.01               4.58
   9.251% to 9.500%                   566                 44,508,025.68               5.39
   9.501% to 9.750%                   741                 55,601,478.02               6.73
   9.751% to 10.000%                  889                 65,997,217.16               7.99
   10.001% to 10.250%                 702                 49,207,909.66               5.96
   10.251% to 10.500%                 904                 63,388,677.78               7.68
   10.501% to 10.750%                 893                 58,068,582.69               7.03
   10.751% to 11.000%                 822                 55,598,305.83               6.73
   11.001% to 11.250%                 640                 37,802,444.92               4.58
   11.251% to 11.500%                 621                 35,527,153.72               4.30
   11.501% to 11.750%                 638                 33,750,919.89               4.09
   11.751% to 12.000%                 491                 26,071,430.62               3.16
   12.001% to 12.250%                 375                 17,285,179.94               2.09
   12.251% to 12.500%                 351                 14,128,944.13               1.71
   12.501% to 12.750%                 373                 15,817,029.10               1.92
   12.751% to 13.000%                 345                 13,019,806.42               1.58
   13.001% to 13.250%                 253                  8,440,015.01               1.02
   13.251% to 13.500%                 163                  5,966,884.87               0.72
   13.501% to 13.750%                 178                  7,410,775.12               0.90
   13.751% to 14.000%                 123                  4,191,343.71               0.51
   14.001% to 14.250%                  63                  2,737,822.63               0.33
   14.251% to 14.500%                  40                  1,330,779.49               0.16
   14.501% to 14.750%                  25                    795,764.22               0.10
   14.751% to 15.000%                  30                    613,550.26               0.07
   15.001% to 15.250%                  18                    534,492.45               0.06
   15.251% to 15.500%                  11                    254,166.40               0.03
   Greater than 15.500%                59                  2,272,710.23               0.28
                                   ------               ---------------             ------
             TOTAL                 12,770               $825,683,698.82             100.00%
                                   ======               ===============             ======


Banc of America Securities LLC
-------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

EQCC HOME EQUITY LOAN TRUST, SERIES 1999-2
Class A-1F, A-2F, A-3F, A-4F, A-5F, A-6F & A-1A Certificates
$870,766,765 (approximate)
-------------------------------------------------------------------------------

                          DESCRIPTION OF THE COLLATERAL
                         FIXED RATE MORTGAGE LOAN GROUP


ORIGINAL MONTHS TO STATED MATURITY

         RANGE OF ORIGINAL                                                           PERCENT OF FIXED RATE
             MONTHS TO                NUMBER OF         AGGREGATE CUT-OFF DATE       GROUP BY CUT-OFF DATE
          STATED MATURITY          MORTGAGE LOANS          PRINCIPAL BALANCE           PRINCIPAL BALANCE
         -----------------        ---------------       ----------------------       ----------------------
              13 to 24                    1               $    153,000.00                    0.02%
              37 to 48                    1                     14,755.51                    0.00
              49 to 60                   23                    728,622.65                    0.09
              61 to 72                    2                     47,007.25                    0.01
              73 to 84                  335                 23,847,323.20                    2.89
              85 to 96                    4                    100,981.04                    0.01
              97 to 108                   5                    163,894.72                    0.02
              109 to 120              3,614                278,059,184.16                   33.68
              121 to 132                  2                    222,802.25                    0.03
              133 to 144                  9                    295,732.03                    0.04
              145 to 156                  2                    198,506.24                    0.02
              157 to 168                  9                    219,606.72                    0.03
              169 to 180              4,232                199,227,859.41                   24.13
              181 to 192                  2                    145,912.45                    0.02
              193 to 204                  1                    105,600.00                    0.01
              229 to 240                907                 47,233,056.63                    5.72
              289 to 300                 47                  2,587,452.44                    0.31
              349 to 360              3,574                272,332,402.12                   32.98
                                      -----               ---------------                  ------
                         TOTAL       12,770               $825,683,698.82                  100.00%
                                     ======               ===============                  ======

MONTHS SINCE ORIGINATION

                                                                                           PERCENT OF FIXED RATE
                   RANGE OF MONTHS             NUMBER OF        AGGREGATE CUT-OFF DATE     GROUP BY CUT-OFF DATE
                  SINCE ORGANIZATION        MORTGAGE LOANS         PRINCIPAL BALANCE          PRINCIPAL BALANCE
                  ------------------        --------------      ----------------------     ----------------------
                     1 to 6                     12,706             $824,135,175.95                99.81%
                     7 to 12                         7                  195,535.11                 0.02
                     Greater than 12                57                1,352,987.76                 0.16
                                                ------             ---------------               ------
                        TOTAL                   12,770             $825,683,698.82               100.00%
                                                ======             ===============               ======




Banc of America Securities LLC
-------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

EQCC HOME EQUITY LOAN TRUST, SERIES 1999-2
Class A-1F, A-2F, A-3F, A-4F, A-5F, A-6F & A-1A Certificates
$870,766,765 (approximate)
-------------------------------------------------------------------------------

                          DESCRIPTION OF THE COLLATERAL
                       ADJUSTABLE RATE MORTGAGE LOAN GROUP

SUMMARY

                                                                            TOTAL                MINIMUM               MAXIMUM
                                                                      --------------            ----------           -----------
Cut-off Date Aggregate Principal Balance                              $45,083,067.92
Number of Loans                                                                  451
Average Original Loan Balance                                            $100,333.18            $25,500.00           $350,000.00
Average Current Loan Balance                                              $99,962.46             $1,259.01           $350,000.00
Weighted Average Combined LTV                                                  82.36%                 0.70%                99.00%
Weighted Average Gross Coupon                                                   8.80%                 6.25%                14.20%
Weighted Average Remaining Term to Maturity (months)                          169.49                    65                   360
Weighted Average Original Term (months)                                       170.27                    84                   360
Weighted Average Gross Margin                                                   5.73%                 3.60%                 9.80%
Weighted Average Maximum Interest Rate                                         18.78%                15.70%                25.15%
Weighted Average Minimum Interest Rate                                          8.79%                 6.25%                14.20%
Weighted Average Periodic Cap                                                   1.00%                 1.00%                 1.00%
Weighted Average First Adjustment Cap                                           1.00%                 1.00%                 1.00%
Weighted Average Credit Score*                                                   604

                                                                                           PERCENT OF
                                                                                           CUT-OFF DATE
                                                              RANGE                      PRINCIPAL BALANCE
                                                              -----                      -----------------
Level Pay Mortgage Loans                                                                            23.29%
Balloon Mortgage Loans                                                                              76.71%

Product Type                                                  6 Month LIBOR                        100.00%

Lien Position                                                 First                                100.00%

Property Type                                                 Single Family                         92.08%
                                                              2-4 Family                             5.54%
                                                              Condominium                            1.07%
                                                              Townhouse                              0.91%
                                                              Multiple Property                      0.22%
                                                              Others                                 0.19%

Occupancy Status                                              Owner Occupied                        97.94%
                                                              Non-owner Occupied                     1.01%
                                                              Second Home                            1.05%

Geographic Concentration                                      Ohio                                  16.79%
                                                              Michigan                              10.59%
                                                              Illinois                               9.59%
                                                              Missouri                               6.39%
                                                              Connecticut                            6.16%
                                                              Other                                 50.48%

Credit Grade                                                  A                                     44.44%
                                                              B                                     21.84%
                                                              C                                     33.73%

* All of the Adjustable Rate Mortgage Loans have Credit Scores.



Banc of America Securities LLC
-------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

EQCC HOME EQUITY LOAN TRUST, SERIES 1999-2
Class A-1F, A-2F, A-3F, A-4F, A-5F, A-6F & A-1A Certificates
$870,766,765 (approximate)
--------------------------------------------------------------------------------

                          DESCRIPTION OF THE COLLATERAL
                       ADJUSTABLE RATE MORTGAGE LOAN GROUP

CUT-OFF DATE PRINCIPAL BALANCE

                                                                                            PERCENT OF ADJUSTABLE RATE
       RANGE OF CUT-OFF DATE              NUMBER OF            AGGREGATE CUT-OFF DATE          GROUP BY CUT-OFF DATE
        PRINCIPAL BALANCES             MORTGAGE LOANS             PRINCIPAL BALANCE              PRINCIPAL BALANCE
       ----------------------          ---------------         -----------------------       --------------------------
        $0.01 to 20,000.00                      1                        $1,259.01                   0.00%
        20,000.01 to 30,000.00                  2                        51,461.28                   0.11
        30,000.01 to 40,000.00                 11                       393,470.00                   0.87
        40,000.01 to 50,000.00                 26                     1,186,564.16                   2.63
        50,000.01 to 60,000.00                 48                     2,663,700.22                   5.91
        60,000.01 to 70,000.00                 52                     3,421,315.20                   7.59
        70,000.01 to 80,000.00                 63                     4,739,248.51                   10.51
        80,000.01 to 90,000.00                 42                     3,571,314.35                   7.92
        90,000.01 to 100,000.00                37                     3,521,141.42                   7.81
        100,000.01 to 110,000.00               26                     2,721,715.54                   6.04
        110,000.01 to 120,000.00               24                     2,767,430.54                   6.14
        120,000.01 to 130,000.00               20                     2,508,028.48                   5.56
        130,000.01 to 140,000.00               18                     2,433,517.77                   5.40
        140,000.01 to 150,000.00               15                     2,206,984.36                   4.90
        150,000.01 to 160,000.00               10                     1,545,018.31                   3.43
        160,000.01 to 170,000.00               13                     2,147,555.16                   4.76
        170,000.01 to 180,000.00                8                     1,414,384.67                   3.14
        180,000.01 to 190,000.00                8                     1,485,060.41                   3.29
        190,000.01 to 200,000.00                8                     1,559,904.37                   3.46
        200,000.01 to 225,000.00                6                     1,267,689.63                   2.81
        225,000.01 to 250,000.00                6                     1,414,140.15                   3.14
        250,000.01 to 275,000.00                3                       775,851.38                   1.72
        300,000.01 to 325,000.00                2                       609,063.00                   1.35
        325,000.01 to 350,000.00                2                       677,250.00                   1.50
                                              ---                   --------------                  ------
                   TOTAL                      451                   $45,083,067.92                  100.00%
                                              ===                   ==============                  ======




Banc of America Securities LLC
-------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

EQCC HOME EQUITY LOAN TRUST, SERIES 1999-2
Class A-1F, A-2F, A-3F, A-4F, A-5F, A-6F & A-1A Certificates
$870,766,765 (approximate)
--------------------------------------------------------------------------------

                          DESCRIPTION OF THE COLLATERAL
                       ADJUSTABLE RATE MORTGAGE LOAN GROUP

STATE OR TERRITORY CONCENTRATION

                                                                                            PERCENT OF ADJUSTABLE RATE
                                          NUMBER OF         AGGREGATE CUT-OFF DATE            GROUP BY CUT-OFF DATE
           STATE OR TERRITORY          MORTGAGE LOANS         PRINCIPAL BALANCE                 PRINCIPAL BALANCE
           ------------------          --------------       ----------------------          --------------------------
             OHIO                           92                 $7,569,857.94                          16.79%
             Michigan                       46                  4,772,591.95                          10.59
             Illinois                       37                  4,325,074.45                           9.59
             Missouri                       32                  2,882,991.37                           6.39
             Connecticut                    21                  2,775,996.72                           6.16
             North Carolina                 22                  2,014,023.17                           4.47
             Maryland                       15                  2,008,911.68                           4.46
             Florida                        23                  1,965,968.54                           4.36
             California                     11                  1,656,524.70                           3.67
             New York                        9                  1,438,706.97                           3.19
             Wisconsin                      14                  1,432,015.77                           3.18
             South Carolina                 16                  1,413,718.28                           3.14
             Louisiana                      12                  1,306,612.57                           2.90
             Kentucky                       12                  1,162,133.08                           2.58
             Others*                        89                  8,357,940.73                          18.54
                                           ---                --------------                         ------
                       TOTAL               451                $45,083,067.92                         100.00%
                                           ===                ==============                         ======

*  State or Territory Concentration less than or equal to 2.0%



Banc of America Securities LLC
-------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

EQCC HOME EQUITY LOAN TRUST, SERIES 1999-2
Class A-1F, A-2F, A-3F, A-4F, A-5F, A-6F & A-1A Certificates
$870,766,765 (approximate)
--------------------------------------------------------------------------------

                          DESCRIPTION OF THE COLLATERAL
                       ADJUSTABLE RATE MORTGAGE LOAN GROUP

COMBINED LOAN-TO-VALUE

                                                                                 PERCENT OF ADJUSTABLE RATE
          RANGE OF COMBINED          NUMBER OF           AGGREGATE CUT-OFF DATE    GROUP BY CUT-OFF DATE
         LOAN-TO-VALUE RATIOS      MORTGAGE LOANS           PRINCIPAL BALANCE       PRINCIPAL BALANCE
         --------------------     ----------------          -----------------       -----------------
            0.01% to 5.00%               1                    $     1,259.01                 0.00%
            35.01% to 40.00%             2                        169,414.06                 0.38
            40.01% to 45.00%             1                        170,000.00                 0.38
            45.01% to 50.00%             2                        113,500.00                 0.25
            55.01% to 60.00%             8                        580,676.90                 1.29
            60.01% to 65.00%             7                        523,351.52                 1.16
            65.01% to 70.00%            15                      1,720,490.88                 3.82
            70.01% to 75.00%            37                      3,080,944.61                 6.83
            75.01% to 80.00%           128                     11,819,516.43                26.22
            80.01% to 85.00%           151                     15,367,743.79                34.09
            85.01% to 90.00%            78                      8,764,427.43                19.44
            90.01% to 95.00%            19                      2,533,148.29                 5.62
            95.01% to 100.00%            2                        238,595.00                 0.53
                                       ---                    --------------               ------
                      TOTAL            451                    $45,083,067.92               100.00%
                                       ===                    ==============               ======

CREDIT SCORE

                                                                   PERCENT OF ADJUSTABLE RATE
  RANGE OF             NUMBER OF           AGGREGATE CUT-OFF DATE    GROUP BY CUT-OFF DATE
CREDIT SCORES       MORTGAGE LOANS           PRINCIPAL BALANCE         PRINCIPAL BALANCE
-------------       --------------           -----------------         -----------------
     675+                 56               $    6,470,967.65             14.35%
     650-674              36                    4,186,285.25              9.29
     625-649              60                    6,632,822.40             14.71
     600-624              60                    6,144,760.64             13.63
     575-599              61                    5,889,845.58             13.06
     550-574              53                    4,559,508.50             10.11
     525-549              78                    7,034,693.89             15.60
     500-524              47                    4,164,184.01              9.24
                         ---               -----------------            ------
          TOTAL          451               $   45,083,067.92            100.00%
                         ===               =================            ======

Banc of America Securities LLC
-------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

EQCC HOME EQUITY LOAN TRUST, SERIES 1999-2
Class A-1F, A-2F, A-3F, A-4F, A-5F, A-6F & A-1A Certificates
$870,766,765 (approximate)
-------------------------------------------------------------------------------

                          DESCRIPTION OF THE COLLATERAL
                       ADJUSTABLE RATE MORTGAGE LOAN GROUP

RANGE OF MORTGAGE INTEREST RATES

                                                                                            PERCENT OF ADJUSTABLE RATE
            RANGE OF MORTGAGE                 NUMBER OF           AGGREGATE CUT-OFF DATE      GROUP BY CUT-OFF DATE
             INTEREST RATES                MORTGAGE LOANS            PRINCIPAL BALANCE          PRINCIPAL BALANCE
             --------------                --------------            -----------------          -----------------
            6.001% to 6.250%                      1                  $    81,922.18                    0.18%
            6.501% to 6.750%                      8                      741,139.13                    1.64
            6.751% to 7.000%                      9                    1,126,940.80                    2.50
            7.001% to 7.250%                     15                    1,559,835.98                    3.46
            7.251% to 7.500%                     22                    1,921,135.00                    4.26
            7.501% to 7.750%                     29                    3,608,170.74                    8.00
            7.751% to 8.000%                     42                    4,261,424.12                    9.45
            8.001% to 8.250%                     31                    3,148,528.61                    6.98
            8.251% to 8.500%                     46                    5,309,578.12                   11.78
            8.501% to 8.750%                     35                    3,907,998.43                    8.67
            8.751% to 9.000%                     22                    3,082,389.74                    6.84
            9.001% to 9.250%                     18                    1,771,759.11                    3.93
            9.251% to 9.500%                     37                    3,562,896.10                    7.90
            9.501% to 9.750%                     30                    2,544,118.60                    5.64
            9.751% to 10.000%                    23                    1,877,217.65                    4.16
            10.001% to 10.250%                    6                      350,910.23                    0.78
            10.251% to 10.500%                   23                    2,324,065.75                    5.16
            10.501% to 10.750%                   27                    1,989,673.29                    4.41
            10.751% to 11.000%                    3                      275,109.40                    0.61
            11.001% to 11.250%                    5                      320,218.37                    0.71
            11.251% to 11.500%                    2                       91,350.00                    0.20
            11.501% to 11.750%                    1                       55,250.00                    0.12
            12.001% to 12.250%                    3                      180,736.57                    0.40
            12.501% to 12.750%                    4                      262,300.00                    0.58
            13.001% to 13.250%                    4                      406,800.00                    0.90
            13.251% to 13.500%                    1                       65,600.00                    0.15
            13.751% to 14.000%                    1                      116,000.00                    0.26
            14.001% to 14.250%                    3                      140,000.00                    0.31
                                                ---                  --------------                  ------
                    TOTAL                       451                  $45,083,067.92                  100.00%
                                                ===                  ==============                  ======

Banc of America Securities LLC
-------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

EQCC HOME EQUITY LOAN TRUST, SERIES 1999-2
Class A-1F, A-2F, A-3F, A-4F, A-5F, A-6F & A-1A Certificates
$870,766,765 (approximate)
-------------------------------------------------------------------------------

                          DESCRIPTION OF THE COLLATERAL
                       ADJUSTABLE RATE MORTGAGE LOAN GROUP

RANGE OF MAXIMUM MORTGAGE INTEREST RATES


             RANGE OF MAXIMUM                                                              PERCENT OF ADJUSTABLE RATE
                 MORTGAGE                    NUMBER OF           AGGREGATE CUT-OFF DATE       GROUP BY CUT-OFF DATE
             INTEREST RATES                MORTGAGE LOANS           PRINCIPAL BALANCE           PRINCIPAL BALANCE
             --------------                --------------           -----------------           -----------------
            15.501% to 16.000%                    3                  $   343,942.76                    0.76%
            16.001% to 16.500%                    7                      752,082.22                    1.67
            16.501% to 17.000%                   14                    1,200,495.59                    2.66
            17.001% to 17.500%                   45                    4,587,831.79                   10.18
            17.501% to 18.000%                   63                    6,881,897.86                   15.26
            18.001% to 18.500%                   69                    7,367,929.67                   16.34
            18.501% to 19.000%                   84                    9,457,810.24                   20.98
            19.001% to 19.500%                   33                    3,489,484.10                    7.74
            19.501% to 20.000%                   36                    2,999,238.36                    6.65
            20.001% to 20.500%                   29                    2,663,540.49                    5.91
            20.501% to 21.000%                   34                    2,540,451.56                    5.64
            21.001% to 21.500%                   11                    1,128,208.10                    2.50
            21.501% to 22.000%                   11                      742,503.40                    1.65
            22.001% to 22.500%                    3                      264,248.03                    0.59
            22.501% to 23.000%                    2                      118,500.00                    0.26
            23.001% to 23.500%                    2                      242,181.75                    0.54
            23.501% to 24.000%                    1                       48,750.00                    0.11
            24.001% to 24.500%                    2                      101,867.00                    0.23
            24.501% to 25.000%                    1                       96,900.00                    0.21
            25.001% to 25.500%                    1                       55,205.00                    0.12
                                                ---                  --------------                  ------
                     TOTAL                      451                  $45,083,067.92                  100.00%
                                                ===                  ==============                  ======

Banc of America Securities LLC
-------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

EQCC HOME EQUITY LOAN TRUST, SERIES 1999-2
Class A-1F, A-2F, A-3F, A-4F, A-5F, A-6F & A-1A Certificates
$870,766,765 (approximate)
-------------------------------------------------------------------------------

                          DESCRIPTION OF THE COLLATERAL
                       ADJUSTABLE RATE MORTGAGE LOAN GROUP

RANGE OF MINIMUM MORTGAGE INTEREST RATES

            RANGE OF MINIMUM                                                                PERCENT OF ADJUSTABLE RATE
                MORTGAGE                    NUMBER OF           AGGREGATE CUT-OFF DATE         GROUP BY CUT-OFF DATE
            INTEREST RATES                MORTGAGE LOANS          PRINCIPAL BALANCE              PRINCIPAL BALANCE
            --------------                --------------          -----------------              -----------------

            Less than 6.501%                      1                  $    81,922.18                    0.18%
            6.501% to 6.750%                      8                      741,139.13                    1.64
            6.751% to 7.000%                      9                    1,126,940.80                    2.50
            7.001% to 7.250%                     16                    1,663,770.04                    3.69
            7.251% to 7.500%                     24                    2,034,094.85                    4.51
            7.501% to 7.750%                     29                    3,608,170.74                    8.00
            7.751% to 8.000%                     42                    4,261,424.12                    9.45
            8.001% to 8.250%                     32                    3,298,751.92                    7.32
            8.251% to 8.500%                     46                    5,348,196.65                   11.86
            8.501% to 8.750%                     35                    3,907,998.43                    8.67
            8.751% to 9.000%                     22                    3,082,389.74                    6.84
            9.001% to 9.250%                     17                    1,593,892.16                    3.54
            9.251% to 9.500%                     36                    3,412,576.73                    7.57
            9.501% to 9.750%                     30                    2,544,118.60                    5.64
            9.751% to 10.000%                    22                    1,875,958.64                    4.16
            10.001% to 10.250%                    5                      274,619.81                    0.61
            10.251% to 10.500%                   23                    2,324,065.75                    5.16
            10.501% to 10.750%                   27                    1,989,673.29                    4.41
            10.751% to 11.000%                    3                      275,109.40                    0.61
            11.001% to 11.250%                    5                      320,218.37                    0.71
            11.251% to 11.500%                    2                       91,350.00                    0.20
            11.501% to 11.750%                    1                       55,250.00                    0.12
            12.001% to 12.250%                    3                      180,736.57                    0.40
            12.501% to 12.750%                    4                      262,300.00                    0.58
            13.001% to 13.250%                    4                      406,800.00                    0.90
            13.251% to 13.500%                    1                       65,600.00                    0.15
            13.751% to 14.000%                    1                      116,000.00                    0.26
            14.001% to 14.250%                    3                      140,000.00                    0.31
                                                ---                  --------------                  ------
                     TOTAL                      451                  $45,083,067.92                  100.00%
                                                ===                  ==============                  ======

Banc of America Securities LLC
-------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

EQCC HOME EQUITY LOAN TRUST, SERIES 1999-2
Class A-1F, A-2F, A-3F, A-4F, A-5F, A-6F & A-1A Certificates
$870,766,765 (approximate)
-------------------------------------------------------------------------------

                          DESCRIPTION OF THE COLLATERAL
                       ADJUSTABLE RATE MORTGAGE LOAN GROUP

ORIGINAL MONTHS TO STATED MATURITY

         RANGE OF ORIGINAL                                                                 PERCENT OF ADJUSTABLE RATE
            MONTHS TO                      NUMBER OF            AGGREGATE CUT-OFF DATE        GROUP BY CUT-OFF DATE
         STATED MATURITY                 MORTGAGE LOANS            PRINCIPAL BALANCE             PRINCIPAL BALANCE
         ---------------                 --------------            -----------------             -----------------

            73 to 84                             59                   $ 6,444,374.04                   14.29%
            109 to 120                          261                    25,959,780.03                   57.58
            169 to 180                           27                     2,901,559.05                    6.44
            229 to 240                            3                       185,351.58                    0.41
            349 to 360                          101                     9,592,003.22                   21.28
                                                ---                   --------------                  ------
                    TOTAL                       451                   $45,083,067.92                  100.00%
                                                ===                   ==============                  ======

MONTHS SINCE ORIGINATION

                                                                                         PERCENT OF ADJUSTABLE RATE
          RANGE OF MONTHS              NUMBER OF          AGGREGATE CUT-OFF DATE           GROUP BY CUT-OFF DATE
        SINCE ORGANIZATION          MORTGAGE LOANS           PRINCIPAL BALANCE               PRINCIPAL BALANCE
        ------------------          --------------           -----------------               -----------------

             1 to 6                       445                   $44,461,697.27                     98.62%
             7 to 12                        4                       543,821.22                      1.21
             Greater than 12                2                        77,549.43                      0.17
                                          ---                   --------------                    ------
                     TOTAL                451                   $45,083,067.92                    100.00%
                                          ===                   ==============                    ======

Banc of America Securities LLC
-------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

EQCC HOME EQUITY LOAN TRUST, SERIES 1999-2
Class A-1F, A-2F, A-3F, A-4F, A-5F, A-6F & A-1A Certificates
$870,766,765 (approximate)
-------------------------------------------------------------------------------

                          DESCRIPTION OF THE COLLATERAL
                       ADJUSTABLE RATE MORTGAGE LOAN GROUP

GROSS MARGINS

                                                                                            PERCENT OF ADJUSTABLE RATE
                 RANGE OF                     NUMBER OF           AGGREGATE CUT-OFF DATE        GROUP BY CUT-OFF DATE
               GROSS MARGINS                MORTGAGE LOANS           PRINCIPAL BALANCE            PRINCIPAL BALANCE
               -------------                --------------           -----------------            -----------------

             3.501% to 3.750%                      4                $    322,572.18                    0.72%
             3.751% to 4.000%                      8                     878,414.65                    1.95
             4.001% to 4.250%                     10                   1,156,496.38                    2.57
             4.251% to 4.500%                     17                   1,374,445.78                    3.05
             4.501% to 4.750%                     40                   4,456,766.90                    9.89
             4.751% to 5.000%                     60                   6,917,454.29                   15.34
             5.001% to 5.250%                     39                   3,798,213.26                    8.42
             5.251% to 5.500%                     57                   6,084,749.60                   13.50
             5.501% to 5.750%                     28                   3,608,467.19                    8.00
             5.751% to 6.000%                     31                   3,155,089.30                    7.00
             6.001% to 6.250%                     14                   1,346,429.48                    2.99
             6.251% to 6.500%                     26                   2,349,623.38                    5.21
             6.501% to 6.750%                     22                   1,936,638.60                    4.30
             6.751% to 7.000%                      7                     618,599.91                    1.37
             7.001% to 7.250%                      3                     223,157.52                    0.49
             7.251% to 7.500%                     14                   1,405,198.82                    3.12
             7.501% to 7.750%                     45                   3,399,920.45                    7.54
             7.751% to 8.000%                      6                     537,139.91                    1.19
             8.001% to 8.250%                      3                     193,886.57                    0.43
             8.251% to 8.500%                      2                     242,181.75                    0.54
             8.501% to 8.750%                      2                     208,800.00                    0.46
             8.751% to 9.000%                      8                     564,072.00                    1.25
             9.251% to 9.500%                      1                     116,000.00                    0.26
             9.751% to 10.000%                     4                     188,750.00                    0.42
                                                 ---                ---------------                  ------
                    TOTAL                        451                $ 45,083,067.92                  100.00%
                                                 ===                ===============                  ======

Banc of America Securities LLC
-------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

EQCC HOME EQUITY LOAN TRUST, SERIES 1999-2
Class A-1F, A-2F, A-3F, A-4F, A-5F, A-6F & A-1A Certificates
$870,766,765 (approximate)
--------------------------------------------------------------------------------

                          DESCRIPTION OF THE COLLATERAL
                       ADJUSTABLE RATE MORTGAGE LOAN GROUP

NEXT MORTGAGE INTEREST RATE CHANGE


             MONTH OF                                                                        PERCENT OF ADJUSTABLE RATE
      NEXT MORTGAGE INTEREST                 NUMBER OF              AGGREGATE CUT-OFF DATE      GROUP BY CUT-OFF DATE
           RATE CHANGE                     MORTGAGE LOANS              PRINCIPAL BALANCE          PRINCIPAL BALANCE
           -----------                     --------------              -----------------          -----------------

           March 1999                                  1                 $    76,290.42                 0.17%
           May 1999                                    1                      68,627.42                 0.15
           June 1999                                   3                     366,709.60                 0.81
           July 1999                                   2                      97,095.51                 0.22
           August 1999                                 7                     687,114.34                 1.52
           September 1999                            103                  10,568,404.16                23.44
           October 1999                              145                  15,009,996.42                33.29
           November 1999                             147                  13,996,255.05                31.05
           December 1999                              42                   4,212,575.00                 9.34
                                                     ---                 --------------               ------
                      TOTAL                          451                 $45,083,067.92               100.00%
                                                     ===                 ==============               ======

Banc of America Securities LLC
-------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

EQCC HOME EQUITY LOAN TRUST, SERIES 1999-2
Class A-1F, A-2F, A-3F, A-4F, A-5F, A-6F & A-1A
Certificates $870,766,765 (approximate)
-------------------------------------------------------------------------------

                                  BOND SUMMARY
                                  ------------


A-1F (TO MATURITY)
-----------------------------------------------------------------------------------------------------------------------------------
% of Prepay Assumption              0.0% PPC     50.0% PPC     75.0% PPC     100.0% PPC    125.0% PPC     150.0% PPC    200.0% PPC
Implied Seasoned CPR                  0.00%       12.00%        18.00%         24.00%        30.00%         36.00%        48.00%
-----------------------------------------------------------------------------------------------------------------------------------
Yield @ 100.000                      5.9777       5.8027        5.7261         5.6593        5.6000         5.5464        5.4524
Average Life (yrs.)                   8.46         1.83          1.36           1.11          0.95           0.85          0.71
Modified Duration (yrs.)              6.30         1.67          1.26           1.04          0.90           0.80          0.68
First Principal Payment Date         7/25/99      7/25/99       7/25/99        7/25/99       7/25/99        7/25/99       7/25/99
Last Principal Payment Date          2/25/10     12/25/02      11/25/01        5/25/01       1/25/01       11/25/00       7/25/00
Payment Windows (mos.)                 128          42            29             23            19             17            13


A-2F (TO MATURITY)
-----------------------------------------------------------------------------------------------------------------------------------
% of Prepay Assumption              0.0% PPC     50.0% PPC     75.0% PPC     100.0% PPC    125.0% PPC     150.0% PPC    200.0% PPC
Implied Seasoned CPR                  0.00%       12.00%        18.00%         24.00%        30.00%         36.00%        48.00%
-----------------------------------------------------------------------------------------------------------------------------------
Yield @ 100.000                      6.1399       6.0876        6.0468         6.0078        5.9710         5.9356        5.8690
Average Life (yrs.)                   10.81        4.56          3.15           2.43          2.00           1.71          1.34
Modified Duration (yrs.)              7.71         3.87          2.79           2.20          1.84           1.58          1.26
First Principal Payment Date         2/25/10     12/25/02      11/25/01        5/25/01       1/25/01       11/25/00       7/25/00
Last Principal Payment Date          6/25/11      3/25/05       5/25/03        5/25/02      11/25/01        6/25/01       1/25/01
Payment Windows (mos.)                 17           28            19             13            11              8             7

A-3F (TO MATURITY)
-----------------------------------------------------------------------------------------------------------------------------------
% of Prepay Assumption              0.0% PPC     50.0% PPC     75.0% PPC     100.0% PPC    125.0% PPC     150.0% PPC    200.0% PPC
Implied Seasoned CPR                  0.00%       12.00%        18.00%         24.00%        30.00%         36.00%        48.00%
-----------------------------------------------------------------------------------------------------------------------------------
Yield @ 100.000                      6.3256       6.3008        6.2731         6.2451        6.2170         6.1891        6.1350
Average Life (yrs.)                   16.93        8.38          5.40           3.99          3.16           2.62          1.97
Modified Duration (yrs.)              10.05        6.30          4.44           3.43          2.79           2.35          1.80
First Principal Payment Date         6/25/11      3/25/05       5/25/03        5/25/02      11/25/01        6/25/01       1/25/01
Last Principal Payment Date          8/25/22      2/25/10       2/25/07        9/25/04       7/25/03       10/25/02      11/25/01
Payment Windows (mos.)                 135          60            46             29            21             17            11

A-4F (TO MATURITY)
-----------------------------------------------------------------------------------------------------------------------------------
% of Prepay Assumption              0.0% PPC     50.0% PPC     75.0% PPC     100.0% PPC    125.0% PPC    150.0% PPC     200.0% PPC
Implied Seasoned CPR                  0.00%       12.00%        18.00%         24.00%        30.00%        36.00%         48.00%
-----------------------------------------------------------------------------------------------------------------------------------
Yield @ 100.000                      6.6472       6.6272        6.6207         6.6030        6.5790        6.5563         6.5079
Average Life (yrs.)                   25.87        11.40         9.75           7.06          5.09          4.04           2.82
Modified Duration (yrs.)              12.10        7.79          6.99           5.45          4.20          3.45           2.50
First Principal Payment Date         8/25/22      2/25/10       2/25/07        9/25/04       7/25/03      10/25/02       11/25/01
Last Principal Payment Date          8/25/27      6/25/13       2/25/10        5/25/09       1/25/06       5/25/04       10/25/02
Payment Windows (mos.)                 61           41            37             57            31            20             12


Banc of America Securities LLC
-------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

EQCC HOME EQUITY LOAN TRUST, SERIES 1999-2
Class A-1F, A-2F, A-3F, A-4F, A-5F, A-6F & A-1A Certificates
$870,766,765 (approximate)
-------------------------------------------------------------------------------



A-5F (TO MATURITY)
-----------------------------------------------------------------------------------------------------------------------------------
% of Prepay Assumption              0.0% PPC     50.0% PPC     75.0% PPC     100.0% PPC    125.0% PPC     150.0% PPC    200.0% PPC
Implied Seasoned CPR                  0.00%       12.00%        18.00%         24.00%        30.00%         36.00%        48.00%
-----------------------------------------------------------------------------------------------------------------------------------
Yield @ 100.000                      7.0955       7.1978        7.1403         7.1650        7.1754         7.1311        6.9910
Average Life (yrs.)                   29.10        18.72         14.14          11.86         9.78           7.29          3.87
Modified Duration (yrs.)              12.10        10.00         8.59           7.75          6.80           5.43          3.29
First Principal Payment Date         8/25/27      6/25/13       2/25/10        5/25/09       1/25/06        5/25/04      10/25/02
Last Principal Payment Date          5/25/29      5/25/29       5/25/29        5/25/29       5/25/29        5/25/29       1/25/04
Payment Windows (mos.)                 22           192           232            241           281            301           16

A-6F (TO MATURITY)
-----------------------------------------------------------------------------------------------------------------------------------
% of Prepay Assumption              0.0% PPC     50.0% PPC     75.0% PPC     100.0% PPC    125.0% PPC     150.0% PPC    200.0% PPC
Implied Seasoned CPR                  0.00%       12.00%        18.00%         24.00%        30.00%         36.00%        48.00%
-----------------------------------------------------------------------------------------------------------------------------------
Yield @ 100.000                      6.7269       6.7127        6.7071         6.7022        6.6980         6.6947        6.6851
Average Life (yrs.)                   9.98         7.67          7.01           6.52          6.15           5.89          5.25
Modified Duration (yrs.)              7.05         5.76          5.37           5.07          4.84           4.67          4.25
First Principal Payment Date         7/25/02      7/25/02       7/25/02        7/25/02       7/25/02        7/25/02       7/25/02
Last Principal Payment Date          2/25/10      2/25/10       2/25/10        2/25/10       2/25/10        2/25/10       5/25/27
Payment Windows (mos.)                 92           92            92             92            92             92            299


A-LA (TO MATURITY)
-----------------------------------------------------------------------------------------------------------------------------------
% of Prepay Assumption              0.0% CPR     12.0% CPR     18.0% CPR      24.0% CPR     30.0% CPR      33.0% CPR     48.0% CPR
-----------------------------------------------------------------------------------------------------------------------------------
Yield @ 100.000                      5.2575       5.2631        5.2605         5.2646        5.2692         5.2737        5.2728
Average Life (yrs.)                   12.05        5.82          4.40           3.43          2.75           2.48          1.58
Modified Duration (yrs.)              8.33         4.59          3.60           2.89          2.37           2.16          1.43
First Principal Payment Date         7/25/99      7/25/99       7/25/99        7/25/99       7/25/99        7/25/99       7/25/99
Last Principal Payment Date          1/25/29      1/25/29       1/25/29        1/25/29       5/25/28        2/25/28       2/25/23
Payment Windows (mos.)                 355          355           355            355           347            344           284


Banc of America Securities LLC
-------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

EQCC HOME EQUITY LOAN TRUST, SERIES 1999-2
Class A-1F, A-2F, A-3F, A-4F, A-5F, A-6F & A-1A Certificates
$870,766,765 (approximate)
-------------------------------------------------------------------------------

                                  BOND SUMMARY
                                  ------------


A-1F (TO CALL)
-----------------------------------------------------------------------------------------------------------------------------------
% of Prepay Assumption              0.0% PPC     50.0% PPC      75.0% PPC    100.0% PPC    125.0% PPC    150.0% PPC     200.0% PPC
Implied Seasoned CPR                  0.00%       12.00%         18.00%        24.00%        30.00%        36.00%         48.00%
-----------------------------------------------------------------------------------------------------------------------------------
Yield @ 100.000                      5.9777       5.8027         5.7261        5.6593        5.6000        5.5464         5.4524
Average Life (yrs.)                   8.46         1.83           1.36          1.11          0.95          0.85           0.71
Modified Duration (yrs.)              6.30         1.67           1.26          1.04          0.90          0.80           0.68
First Principal Payment Date         7/25/99      7/25/99        7/25/99       7/25/99       7/25/99       7/25/99        7/25/99
Last Principal Payment Date          2/25/10     12/25/02       11/25/01       5/25/01       1/25/01      11/25/00        7/25/00
Payment Windows (mos.)                 128          42             29            23            19            17             13

A-2F (TO CALL)
-----------------------------------------------------------------------------------------------------------------------------------
% of Prepay Assumption              0.0% PPC     50.0% PPC      75.0% PPC    100.0% PPC    125.0% PPC    150.0% PPC     200.0% PPC
Implied Seasoned CPR                  0.00%       12.00%         18.00%        24.00%        30.00%        36.00%         48.00%
-----------------------------------------------------------------------------------------------------------------------------------
Yield @ 100.000                      6.1399       6.0876         6.0468        6.0078        5.9710        5.9356         5.8690
Average Life (yrs.)                   10.81        4.56           3.15          2.43          2.00          1.71           1.34
Modified Duration (yrs.)              7.71         3.87           2.79          2.20          1.84          1.58           1.26
First Principal Payment Date         2/25/10     12/25/02       11/25/01       5/25/01       1/25/01      11/25/00        7/25/00
Last Principal Payment Date          6/25/11      3/25/05        5/25/03       5/25/02      11/25/01       6/25/01        1/25/01
Payment Windows (mos.)                 17           28             19            13            11             8              7

A-3F (TO CALL)
-----------------------------------------------------------------------------------------------------------------------------------
% of Prepay Assumption              0.0% PPC     50.0% PPC      75.0% PPC    100.0% PPC    125.0% PPC    150.0% PPC     200.0% PPC
Implied Seasoned CPR                  0.00%       12.00%         18.00%        24.00%        30.00%        36.00%         48.00%
-----------------------------------------------------------------------------------------------------------------------------------
Yield @ 100.000                      6.3256       6.3008         6.2731        6.2451        6.2170        6.1891         6.1350
Average Life (yrs.)                   16.93        8.38           5.40          3.99          3.16          2.62           1.97
Modified Duration (yrs.)              10.05        6.30           4.44          3.43          2.79          2.35           1.80
First Principal Payment Date         6/25/11      3/25/05        5/25/03       5/25/02      11/25/01       6/25/01        1/25/01
Last Principal Payment Date          8/25/22      2/25/10        2/25/07       9/25/04       7/25/03      10/25/02       11/25/01
Payment Windows (mos.)                 135          60             46            29            21            17             11

A-4F (TO CALL)
-----------------------------------------------------------------------------------------------------------------------------------
% of Prepay Assumption              0.0% PPC     50.0% PPC      75.0% PPC    100.0% PPC    125.0% PPC    150.0% PPC     200.0% PPC
Implied Seasoned CPR                  0.00%       12.00%         18.00%        24.00%        30.00%        36.00%         48.00%
-----------------------------------------------------------------------------------------------------------------------------------
Yield @ 100.000                      6.6470       6.6255         6.6207        6.6015        6.5790        6.5563         6.5079
Average Life (yrs.)                   25.54        10.90          9.75          6.87          5.09          4.04           2.82
Modified Duration (yrs.)              12.05        7.57           6.99          5.35          4.20          3.45           2.50
First Principal Payment Date         8/25/22      2/25/10        2/25/07       9/25/04       7/25/03      10/25/02       11/25/01
Last Principal Payment Date         12/25/25      8/25/10        2/25/10      10/25/07       1/25/06       5/25/04       10/25/02
Payment Windows (mos.)                 41            7             37            38            31            20             12

Banc of America Securities LLC
-------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

EQCC HOME EQUITY LOAN TRUST, SERIES 1999-2
Class A-1F, A-2F, A-3F, A-4F, A-5F, A-6F & A-1A Certificates
$870,766,765 (approximate)
--------------------------------------------------------------------------------


A-5F (TO CALL)
-----------------------------------------------------------------------------------------------------------------------------------
% of Prepay Assumption              0.0% PPC     50.0% PPC     75.0% PPC     100.0% PPC    125.0% PPC     150.0% PPC    200.0% PPC
Implied Seasoned CPR                  0.00%       12.00%        18.00%         24.00%        30.00%         36.00%        48.00%
-----------------------------------------------------------------------------------------------------------------------------------
Yield @ 100.000                      7.0791       7.0570        7.0551         7.0429        7.0280         7.0126        6.9728
Average Life (yrs.)                   26.52        11.19         10.69          8.36          6.61           5.44          3.74
Modified Duration (yrs.)              11.73        7.54          7.31           6.14          5.14           4.39          3.19
First Principal Payment Date        12/25/25      8/25/10       2/25/10       10/25/07       1/25/06        5/25/04      10/25/02
Last Principal Payment Date         12/25/25      8/25/10       2/25/10       10/25/07       1/25/06       12/25/04       5/25/03
Payment Windows (mos.)                  1            1             1              1             1              8             8

A-6F (TO CALL)
-----------------------------------------------------------------------------------------------------------------------------------
% of Prepay Assumption              0.0% PPC     50.0% PPC     75.0% PPC     100.0% PPC    125.0% PPC     150.0% PPC    200.0% PPC
Implied Seasoned CPR                  0.00%       12.00%        18.00%         24.00%        30.00%         36.00%        48.00%
-----------------------------------------------------------------------------------------------------------------------------------
Yield @ 100.000                      6.7269       6.7127        6.7071         6.7010        6.6920         6.6816        6.6545
Average Life (yrs.)                   9.98         7.67          7.01           6.39          5.65           4.98          3.83
Modified Duration (yrs.)              7.05         5.76          5.37           5.00          4.54           4.11          3.29
First Principal Payment Date         7/25/02      7/25/02       7/25/02        7/25/02       7/25/02        7/25/02       7/25/02
Last Principal Payment Date          2/25/10      2/25/10       2/25/10       10/25/07       1/25/06       12/25/04       5/25/03
Payment Windows (mos.)                 92           92            92             64            43             30            11

A-LA (TO CALL)
-----------------------------------------------------------------------------------------------------------------------------------
% of Prepay Assumption              0.0% CPR     12.0% CPR     18.0% CPR      24.0% CPR     30.0% CPR      33.0% CPR     48.0% CPR
-----------------------------------------------------------------------------------------------------------------------------------
Yield @ 100.000                      5.2571       5.2573        5.2576         5.2574        5.2585         5.2588        5.2593
Average Life (yrs.)                   11.99        5.54          4.29           3.28          2.56           2.26          1.46
Modified Duration (yrs.)              8.32         4.46          3.55           2.80          2.25           2.01          1.34
First Principal Payment Date         7/25/99      7/25/99       7/25/99        7/25/99       7/25/99        7/25/99       7/25/99
Last Principal Payment Date         12/25/25      8/25/10       2/25/10       10/25/07       1/25/06       12/25/04       5/25/03
Payment Windows (mos.)                 318          134           128            100           79             66            47

Banc of America Securities LLC
-------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

EQCC HOME EQUITY LOAN TRUST, SERIES 1999-2
Class A-1F, A-2F, A-3F, A-4F, A-5F, A-6F & A-1A Certificates
$870,766,765 (approximate)
-------------------------------------------------------------------------------

                      CLASS A-1A NET FUNDS CAP RATE ("NFC")


                        ASSUMPTIONS
  -------------------------------------------------------
  Indices shift (see NFC Scenarios at right) in Period 1
  and remain constant thereafter.
  -------------------------------------------------------                 NFC Scenarios        I           II
  Prepayment speeds are 125% PPC and 30% constant CPR for                 --------------------------------------
  Fixed Rate Mortgage Loan Group and Adjustable Rate                      lm LIBOR          4.91375%       25.00%
  Mortgage Loan Group, respectively.                                      6m LIBOR          5.13375%       25.00%
  -------------------------------------------------------                 --------------------------------------

    Period       Pay Date         I           II                    Period     Pay Date           I          II
    ---------------------------------------------                   ---------------------------------------------
       1          7/25/99        8.10        8.10                     41         11/25/02        9.65       13.62
       2          8/25/99        8.10        8.10                     42         12/25/02        9.65       14.60
       3          9/25/99        8.12        8.12                     43          1/25/03        9.65       14.60
       4         10/25/99        8.12        8.12                     44          2/25/03        9.65       14.60
       5         11/25/99        8.12        8.12                     45          3/25/03        9.65       14.62
       6         12/25/99        9.10        9.10                     46          4/25/03        9.65       14.62
       7          1/25/00        9.10        9.10                     47          5/25/03        9.65       14.62
       8          2/25/00        9.10        9.10                     48          6/25/03        9.65       15.60
       9          3/25/00        9.11        9.12                     49          7/25/03        9.65       15.60
      10          4/25/00        9.11        9.12                     50          8/25/03        9.65       15.60
      11          5/25/00        9.11        9.12                     51          9/25/03        9.65       15.62
      12          6/25/00       10.02       10.10                     52         10/25/03        9.65       15.62
      13          7/25/00        9.52        9.60                     53         11/25/03        9.65       15.62
      14          8/25/00        9.52        9.60                     54         12/25/03        9.65       16.60
      15          9/25/00        9.52        9.62                     55          1/25/04        9.65       16.60
      16         10/25/00        9.52        9.62                     56          2/25/04        9.65       16.60
      17         11/25/00        9.52        9.62                     57          3/25/04        9.65       16.61
      18         12/25/00        9.65       10.60                     58          4/25/04        9.65       16.61
      19          1/25/01        9.65       10.60                     59          5/25/04        9.65       16.61
      20          2/25/01        9.65       10.60                     60          6/25/04        9.65       17.43
      21          3/25/01        9.65       10.62                     61          7/25/04        9.65       17.43
      22          4/25/01        9.65       10.62                     62          8/25/04        9.65       17.43
      23          5/25/01        9.65       10.62                     63          9/25/04        9.65       17.43
      24          6/25/01        9.65       11.60                     64         10/25/04        9.65       17.43
      25          7/25/01        9.65       11.60                     65         11/25/04        9.65       17.43
      26          8/25/01        9.65       11.60                     66         12/25/04        9.65       17.58
      27          9/25/01        9.65       11.62                     67          1/25/05        9.65       17.58
      28         10/25/01        9.65       11.62                     68          2/25/05        9.65       17.58
      29         11/25/01        9.65       11.62                     69          3/25/05        9.65       17.58
      30         12/25/01        9.65       12.60                     70          4125/05        9.65       17.58
      31          1/25/02        9.65       12.60                     71          5/25/05        9.65       17.58
      32          2/25/02        9.65       12.60                     72          6/25/05        9.65       17.58
      33          3/25/02        9.65       12.62                     73          7/25/05        9.65       17.58
      34          4/25/02        9.65       12.62                     74          8/25/05        9.65       17.58
      35          5/25/02        9.65       12.62                     75          9/25/05        9.65       17.58
      36          6/25/02        9.65       13.60                     76         10/25/05        9.65       17.58
      37          7/25/02        9.65       13.60                     77         11/25/05        9.65       17.58
      38          8/25/02        9.65       13.60                     78         12/25/05        9.65       17.58
      39          9/25/02        9.65       13.62                     79          1/25/06        9.65       17.58
      40         10/25/02        9.65       13.62

Banc of America Securities LLC
-------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.


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